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                                   Medialink

February 24, 2004
                                                           FOR IMMEDIATE RELEASE
                                                               February 24, 2004

For more information:

Mary C. Buhay
Senior Vice President
Corporate Communications
Medialink Worldwide Incorporated
(212) 682-8300
ir@medialink.com

              MEDIALINK FOURTH QUARTER 2003 REVENUE WITHIN GUIDANCE

NEW YORK, February 24, 2004 - Medialink Worldwide Incorporated (Nasdaq: MDLK), a global leader in providing news and media services for professional communicators, today announced that revenue for the fourth quarter ended December 31, 2003, was in line with the Company's guidance.

Revenue for the fourth quarter ended December 31, 2003, was $11.1 million compared to $12.1 million for the comparable period in 2002, and within the guidance the Company issued on October 28, 2003. Net loss for the fourth quarter of 2003 was $346,000, or $0.06 per share, compared to a net income of $64,000, or $0.01 per share for the same period in 2002. Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") was $556,000 for the quarter, compared to $1.1 million in the same period in 2002. Operating Cash Flow, defined as EBITDA, excluding loss from Teletrax(TM), restructuring charges and advisory charges, was $948,000 for the quarter ended December 31, 2003, compared to $1.4 million in the same period in 2002. Medialink considers EBITDA and Operating Cash Flow to be important financial indicators of the Company's operational strength, performance of its business and ability to service its line of credit, as well as to make new investments in its existing services.

Revenue for the year ended December 31, 2003, was $44.1 million compared to $47.4 million for the comparable period in 2002. Net loss for the year was $2.7 million or $0.45 per share, as compared to a net loss of $1.9 million, or $0.32 per share for the same period in 2002. EBITDA was negative $107,000 for the year, compared to positive $789,000 in the same period in 2002. Operating Cash Flow was $2.5 million for the year, compared to $2.9 million for the same period in 2002.

"Medialink's fourth quarter revenue performance was within previous guidance," stated Laurence Moskowitz, Chairman, President and Chief Executive Officer of Medialink. "Even as the public relations industry at large continued its slow rebound, we saw more activity this quarter from clients in the entertainment, retail, financial services and medical sectors. In addition, greater year-on-year demand for our radio services and specialty offerings, such as Hispanic broadcast, is an encouraging sign of increased client interest in our core business and brand extensions."

"We continued to prepare for a brighter economic horizon by investing in our people," continued Moskowitz. "Our core leadership was fortified with the infusion of corporate board and executive management talent. We elected a new corporate board member, John M. Greening, who ran the Anheuser-Busch global account during most of his 27-year career with DDB Needham in Chicago,


Medialink Reports Fourth Quarter 2003 Financial Results              Page 1 of 8
February 24, 2004
and we installed a new non-executive director in London, Bill Jones, founder of one of the United Kingdom's most illustrious public relations firms. Also, new additions to executive management and sales will position us well across all business units to take advantage of the opportunities ahead."

For the fourth quarter ended December 31, 2003, Teletrax recorded revenue, excluding Teletrax related equipment sales, of $213,000 compared to $102,000 for the comparable period in 2002. Teletrax revenue for the year ended December 31, 2003 was $586,000 compared to $250,000 in 2002.

"We were pleased to see Teletrax reach major milestones in 2003, especially with its launch in the United States," commented J. Graeme McWhirter, Executive Vice President and Chief Financial Officer. "The year 2003 began with the announcement of Teletrax's contract with NBC News Channel and closed with the timely completion of contractually-required equipment installations in 100 major U.S. markets. In addition, Teletrax's recently announced agreements with Universal Domestic Television, Media Review International and Internet Broadcasting Systems and its ongoing contracts with Reuters Television, NBC News Channel and the U.K. Foreign and Commonwealth Office have helped to attract more prospects for service trials."

"Medialink is committed to maintaining its global leadership position in all of its principal lines of business while taking advantage of signs of general economic improvement, ensuring Teletrax continues to win new clients at an increasing rate and to remaining vigilant in controlling costs," concluded Moskowitz. "For the first quarter ending March 31, 2004, we expect to report revenue in the range of $11 million to $11.5 million."

Medialink will host a teleconference and a simultaneous webcast at 11:00 a.m. Eastern Time today to discuss the Company's year-end financial results. To access the teleconference, please dial 1-800-613-4984 (domestic) or 1-706-643-7872 (international) or listen to it live via the Internet by accessing the Company's Web site (www.medialink.com).

About Medialink:

Medialink (www.medialink.com) is a global leader in providing comprehensive and compelling multimedia communication solutions and services for more than 3,000 corporations and other organizations seeking to communicate news to their audiences through television, radio, print and the Internet. The company provides production and satellite distribution of video and audio news, multimedia webcasting services, press release newswire distribution, photography production and digital distribution, and strategic corporate communications consulting. Medialink also provides media monitoring and analysis and public relations research to help clients determine return on investment from their communications efforts. Based in New York, Medialink has offices throughout the United States including an international hub in London.

For additional investor and financial information, please visit the Investor Relations section of the Company's Web site (www.medialink.com).

                                      # # #

With the exception of the historical information contained in the release, the matters described herein contain certain "forward-looking statements" that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Actual results may vary materially from those expressed or implied by the statements herein. Such statements may relate, among other things, to our ability to respond to economic changes and improve operational efficiency, the benefits of our products to be realized by our customers, or our plans, objectives, and expected financial and operating results.


Medialink Reports Fourth Quarter 2003 Financial Results              Page 2 of 8
February 24, 2004

Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan, predict, intend or similar expressions that involve risk or uncertainty. These risks and uncertainties include, among other things, our recent history of losses, our ability to achieve or maintain profitability; worldwide economic weakness; geopolitical conditions and continued threats of terrorism; effectiveness of our cost reduction programs; our ability to develop new services and market acceptance of such services, such as Teletrax; the volume and importance of breaking news which can have the effect of crowding out the content we produce and deliver to broadcast outlets on behalf of our clients; our ability to develop new products and services that keep pace with technology; our ability to develop and maintain successful relationships with critical vendors; the potential negative effects of our international operations on the Company; future acquisitions or divestitures may adversely affect our operations and financial results; the absence of long term contracts with customers and vendors; and increased competition may have an adverse effect on pricing, revenues, gross margins and our customer base. More detailed information about these risk factors is set forth in filings by Medialink Worldwide Incorporated with the Securities and Exchange Commission, including the Company's registration statement, most recent quarterly report on Form 10-Q, most recent annual report on Form 10-K and other publicly available information regarding the Company. Medialink Worldwide Incorporated is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                     (Please See Attached Financial Tables)


Medialink Reports Fourth Quarter 2003 Financial Results              Page 3 of 8
February 24, 2004

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                          Summary Financial Information
                                 (in thousands)

                                                          December 31,  December 31,
                                                              2003         2002
                                                             -------     -------
                                                            (unaudited)
ASSETS
Current Assets:

   Cash and cash equivalents                                 $ 3,708     $ 6,390
   Accounts receivable, net                                    7,225       6,571
   Prepaid expenses and other current assets                   2,183       2,540
   Prepaid and refundable income taxes                         1,216       2,270
   Deferred tax assets                                           199         199
                                                             -------     -------

       Total current assets                                   14,531      17,970
                                                             -------     -------

Property and equipment, net
                                                               5,800       5,890

Goodwill, customer list and other intangibles, net            13,294      12,994
Investment in joint venture
                                                                 365         682
Deferred tax assets                                            1,280       1,655
Other assets                                                   1,442       1,892
                                                             -------     -------
       Total assets                                          $36,712     $41,083
                                                             =======     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Current portion of long-term debt                         $  --       $    45

   Line of credit - bank                                       5,500       6,537
   Accounts payable and accrued liabilities                    5,738       7,128
                                                             -------     -------

       Total current liabilities                              11,238      13,710
Other liabilities                                                676         170
                                                             -------     -------

       Total liabilities                                      11,914      13,880
                                                             -------     -------

Stockholders' Equity                                          24,798      27,203
                                                             -------     -------
Total liabilities and stockholders' equity                   $36,712     $41,083
                                                             =======     =======


Medialink Reports Fourth Quarter 2003 Financial Results              Page 4 of 8
February 24, 2004

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                          Summary Financial Information
                      (In thousands except per share data)
                                   (unaudited)

                                                              For the Three Months
                                                               Ended December 31,
                                                              --------------------
                                                                2003        2002
                                                              --------    --------
Revenues                                                      $ 11,079    $ 12,128
Direct costs                                                     3,466       3,624
                                                              --------    --------
   Gross profit                                                  7,613       8,504
Selling, general and administrative costs                        7,651       7,911
Loss from Joint Venture                                             47          75
                                                              --------    --------
   Operating (loss) income                                         (85)        518
Interest expense, net                                              (61)        (52)
                                                              --------    --------
   Net (loss) income before income taxes                          (146)        466
Provision for income taxes                                         200         402
                                                              --------    --------
   Net (loss) income                                          $   (346)   $     64
                                                              ========    ========

   Diluted (loss) earnings per share                          $  (0.06)   $   0.01
   Basic (loss) earnings per share                            $  (0.06)   $   0.01

   Diluted weighted average shares outstanding                   5,991       5,991
   Basic weighted average shares outstanding                     5,991       5,918

Supplemental financial information
EBITDA (a)                                                    $    556    $  1,051
Depreciation and amortization                                      641         533

Operating cash flow (b)                                            948       1,410
Loss from Teletrax operations (net of $119,000 and $51,000,
respectively,  of depreciation and amortization)                   392         359

Revenue Detail
   Media Communications Services                                 8,723       9,661
   Media Research Services                                       2,123       2,311
   Teletrax                                                        233         156

(a) EBITDA is defined as earnings before interest, taxes, depreciation and amortization

(b)   Operating Cash Flow is defined as EBITDA, not including loss from Teletrax


Medialink Reports Fourth Quarter 2003 Financial Results              Page 5 of 8
February 24, 2004

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                          Summary Financial Information
                      (In thousands except per share data)
                                   (unaudited)

                                                                                   For the Year
                                                                                 Ended December 31,
                                                                               ---------------------
                                                                                 2003        2002
                                                                               --------    --------
Revenues                                                                       $ 44,054    $ 47,365
Direct costs
                                                                                 14,087      15,736
                                                                               --------    --------
   Gross profit                                                                  29,967      31,629
Selling, general and administrative costs                                        31,614      31,796
Advisory charges                                                                   --         1,300
Restructuring charge - loss from sublease transaction                               592        --
Loss from Joint Venture                                                             316         350
                                                                               --------    --------
   Operating loss                                                                (2,555)     (1,817)
Interest expense, net
                                                                                   (287)       (198)
                                                                               --------    --------
   Net loss before income taxes                                                  (2,842)     (2,015)
Income tax benefit                                                                 (150)       (146)
                                                                                           --------
   Net loss                                                                    $ (2,692)   $ (1,869)
                                                                               ========    ========

   Basic and diluted loss per share                                            $  (0.45)   $  (0.32)

   Basic and diluted weighted average shares outstanding                          5,956       5,909

Supplemental financial information
EBITDA (a)                                                                     $   (107)   $    789
Depreciation and amortization                                                     2,448       2,606

Operating cash flow (b)                                                           2,541       2,890
Loss from Teletrax operations (net of $392,000 and $73,000, respectively, of
  depreciation and amortization)                                                  2,056         801
  Loss from sublease transaction                                                    592        --
  Advisory charges                                                                 --         1,300

Revenue Detail
   Media Communications Services                                                 34,739      37,720
   Media Research Services                                                        8,670       9,261
   Teletrax                                                                         645         384

(a) EBITDA is defined as earnings before interest, taxes, depreciation and amortization

(b) Operating Cash Flow is defined as EBITDA, not including loss from Teletrax, restructuring charge relating to the sublease of excess office space in 2003 and advisory charges in 2002


Medialink Reports Fourth Quarter 2003 Financial Results              Page 6 of 8
February 24, 2004

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                       Supplemental Financial Information
                                 (In thousands)
                                   (unaudited)

                                                                            For the three Months
                                                                             Ended December 31,
                                                                             ------------------
                                                                              2003       2002
                                                                             -------    -------
Reconciliation Between Net (Loss) Income to EBITDA and Operating Cash Flow

Net (loss) income                                                            $  (346)   $    64

Depreciation and amortization                                                    641        533
Interest expense, net                                                             61         52
Provision for income taxes                                                       200        402
                                                                             -------    -------
EBITDA                                                                           556      1,051

Loss from Teletrax operations                                                    511        410
Depreciation included in Teletrax operations                                    (119)       (51)
                                                                             -------    -------
Operating cash flow                                                          $   948    $ 1,410
                                                                             =======    =======

Reconciliation Between Cash Flows from Operating Activities to EBITDA and Operating Cash Flow:

Net cash (used in) provided by operating activities                          $  (283)   $ 2,313
  Equity loss from joint venture                                                 (47)       (75)
  Deferred income taxes                                                         (125)      (125)
  Changes in operating assets and liabilities
                                                                                 750     (1,516)
  Interest expense, net
                                                                                  61         52
  Provision for income taxes
                                                                                 200        402
                                                                             -------    -------
EBITDA
                                                                                 556      1,051

Loss from Teletrax operations
                                                                                 511        410
Depreciation included in Teletrax operations                                    (119)       (51)

Restructuring charge - loss from sublease transaction                           --         --
Advisory charges
                                                                             -------    -------
Operating cash flow                                                          $   948    $ 1,410
                                                                             =======    =======


Medialink Reports Fourth Quarter 2003 Financial Results              Page 7 of 8
February 24, 2004

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                       Supplemental Financial Information
                                 (In thousands)
                                   (unaudited)

                                                                           For the Year
                                                                         Ended December 31,
                                                                        ------------------
                                                                         2003       2002
                                                                        -------    -------
Reconciliation Between Net Loss to EBITDA and Operating Cash Flow

Net loss                                                                $(2,692)   $(1,869)

Depreciation and amortization                                             2,448      2,606
Interest expense, net                                                       287        198
Income tax benefit                                                         (150)      (146)
                                                                        -------    -------
EBITDA                                                                     (107)       789

Loss from Teletrax operations                                             2,448        874
Depreciation included in Teletrax operations                               (392)       (73)
Restructuring charge - loss from sublease transaction
                                                                            592       --
Advisory charges
                                                                           --        1,300
                                                                        -------    -------
Operating cash flow                                                     $ 2,541    $ 2,890
                                                                        =======    =======

Reconciliation Between Cash Flows from Operating Activities to EBITDA and Operating Cash Flow:

Net cash (used in) provided by operating activities                     $   446    $ 3,948
  Equity loss from joint venture                                           (316)      (350)
  Deferred income taxes                                                    (375)      (245)
  Restructuring charge - loss on sublease transaction                      (592)      --
  Changes in operating assets and liabilities                               593     (2,616)
  Interest expense, net                                                     287        198
  Income tax benefit                                                       (150)      (146)
                                                                        -------    -------
EBITDA                                                                     (107)       789

Loss from Teletrax operations                                             2,448        874
Depreciation included in Teletrax operations                               (392)       (73)
Restructuring charge - loss from sublease transaction                       592       --
Advisory charges                                                           --        1,300
                                                                        -------    -------
Operating cash flow                                                     $ 2,541    $ 2,890
                                                                        =======    =======

Medialink Reports Fourth Quarter 2003 Financial Results              Page 8 of 8
February 24, 2004